SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 10, 2003 (September 5, 2003)

Healthcare Realty Trust Incorporated

(Exact Name of Registrant as Specified in Its Charter)

Maryland	1-11852	62-1507028

(State or Other	(Commission File	(I.R.S. Employer
Jurisdiction of	Number)	Identification
Incorporation)		Number)

3310 West End Avenue Suite 700
Nashville, Tennessee	37203

(Address of Principal Executive Offices)	(Zip Code)

(615) 269-8175

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events
Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits
SIGNATURES
INDEX TO EXHIBITS
EX-1.2 PRICING AGREEMENT
EX-5 OPINION OF WALLER LANSDEN DORTCH & DAVIS
EX-8 TAX OPINION

Item 5.       Events.

      On September 5, 2003, Healthcare Realty Trust Incorporated (the “Company”) entered into a Pricing Agreement with A.G. Edwards & Sons, Inc. (the “Underwriter”) pursuant to an Underwriting Agreement Standard Provisions, dated as of December 18, 2001 between the Company and the Underwriter, and relating to the sale by the Company to the Underwriter of 750,000 shares of the Company’s common stock, par value $.01 per share, at a price of $31.1125 per share. The proceeds will be used to fund acquisitions and developments, to reduce outstanding indebtedness, and for general corporate purposes.

      A registration statement on Form S-3 (Registration No. 333-56608) relating to these securities has been filed with the Securities and Exchange Commission and was declared effective on March 22, 2001.

Item 7.       Financial Statements, Pro Forma Financial Statements and Exhibits.

      (c)       Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement Standard Provisions dated December 18, 2001 by and between the Company and the Underwriter(1)

1.2	Pricing Agreement dated September 5, 2003 by and between the Company and the Underwriter

5	Opinion of Waller Lansden Dortch & Davis, A Professional Limited Liability Company

8	Tax Opinion of Stites & Harbison, PLLC

23.1	Consent of Waller Lansden Dortch & Davis, A Professional Limited Liability Company (included in Exhibit 5)

23.2	Consent of Stites & Harbison, PLLC (included in Exhibit 8)

(1) Filed as an exhibit to the Company’s Current Report on Form 8-K that was filed on December 20, 2001 and hereby incorporated by reference.

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SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHCARE REALTY TRUST INCORPORATED

	By:	/s/ Roger O. West

Roger O. West,
Executive Vice President and
General Counsel

Date: September 10, 2003

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INDEX TO EXHIBITS

Exhibit No.	Description

1.1	Underwriting Agreement Standard Provisions dated December 18, 2001 by and between the Company and the Underwriter(1)

1.2	Pricing Agreement dated September 5, 2003 by and between the Company and the Underwriter

5	Opinion of Waller Lansden Dortch & Davis, A Professional Limited Liability Company

8	Tax Opinion of Stites & Harbison, PLLC

23.1	Consent of Waller Lansden Dortch & Davis, A Professional Limited Liability Company (included in Exhibit 5)

23.2	Consent of Stites & Harbison, PLLC (included in Exhibit 8)

(1) Filed as an exhibit to the Company’s Current Report on Form 8-K that was filed on December 20, 2001 and hereby incorporated by reference.

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